UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2007

RED ROCK PICTURES HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-51601	98-0441032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8228 Sunset Boulevard, 3rd Floor, Los Angeles, California	90046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 790-1813

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 1  –  Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On April 5, 2007, we entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP (the “Investor”). Pursuant to this Agreement, the Investor has committed to purchase up to $20,000,000 of our common stock over the course of twenty-four (24) months. The amount that we shall be entitled to request from each purchase (“Advance”) shall be up to $2,000,000.  The advance date shall be the date that the Investor receives an advance notice of a draw down by us. The purchase price shall be set at ninety-seven percent (97%) of the market price of the common stock during the pricing period. The pricing period shall be the five (5) consecutive trading days immediately after the advance notice date. There are advance restrictions applied on days between the advance date and the closing date with respect to that particular advance. During this time, the Company shall not be entitled to deliver another advance notice. On each Advance Date the Company shall pay to the Investor, directly out of the gross proceeds of each Advance, an amount equal to five percent (5%) of the amount of each Advance.

The Company issued to the Investor a warrant to purchase 56,247 shares of the Company’s Common Stock at an exercise price of $2.6668 (the “Warrant”).   In addition, the Company issued to the Investor 108,745 shares of the Company’s Common Stock  which are held in escrow until the earlier of (i) the effectiveness of the Registration Statement, as this term is defined in the Registration Rights Agreement or (ii) one hundred twenty (120) days from the date hereof (collectively referred to as the “Calculation Date”).  In the event that such calculation will result in the issuance of a greater number of shares of the Company’s Common Stock than the Investor’s Shares, the Company shall issue to the Investor the Investor’s Shares and an additional number of shares of the Company’s Common Stock equal to the difference between the number of Investor’s Shares and Two Hundred Ninety Thousand Dollars ($290,000) divided by the VWAP of the Company’s Common Stock, as quoted by Bloomberg, LP, on the Calculation Date.  In the event that Two Hundred Ninety Thousand Dollars ($290,000) divided by the VWAP of the Company’s Common Stock, as quoted by Bloomberg, LP, on the Calculation Date equals shares of the Company’s Common Stock in an amount less than the Investor’s shares held in escrow , then the escrow agent shall return such Investor’s Shares to the Company’s transfer agent and request that they issue directly to the Investor, within five (5) business days  of the Calculation Date, the reduced Investor’s shares.

The Company engaged Newbridge Securities Corporation to act as the Company’s exclusive placement agent in connection with the sale of the Company’s Common Stock to the Investor.  As compensation for these services, the Company issued a total of 3,750 shares of the Company’s common stock.

We are obligated to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the shares of the common stock underlying the Standby Equity Distribution Agreement, the investors shares, the placement agent shares and the shares underlying the warrant within 30 days after the closing date. In addition, we are obligated to use all commercially reasonable efforts to have the registration statement declared effective by the SEC within 120 days after the closing date. We shall have an ongoing obligation to register additional shares of our common stock as necessary underlying the advances.

Item 3.02   Unregistered Sales of Equity Securities

See Item 1.01 above.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

Section 9  –  Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None

(b)	Pro forma financial information.

None.

(c)	Exhibits

Exhibit No.    Exhibits

10.1	Standby Equity Distribution Agreement between the Company and Cornell Capital Partners, LP dated April 5, 2007
10.2	Registration Rights Agreement between the Company and Cornell Capital Partners, LP dated April 5, 2007
10.2	Warrant dated April 5, 2007
10.3	Placement Agent Agreement between the Company and Newbridge Securities Corporation dated April 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROCK PICTURES HOLDINGS, INC.

Dated: April 10, 2007	By:	/s/ Robert Levy
Name: Robert Levy
Title: Chief Executive Officer